Changes in fair value of financial assets / (liabilities) (Tables)	12 Months Ended
Dec. 31, 2020
Statement of changes in equity [abstract]
Summary of Changes in fair value of financial assets / (liabilities)

	2020	2019
	RMB million	RMB million
Other non-current financial assets (FVPL) (Note 26)	(14)	3
Interest rate swaps (Note 27)	(11)	—
Forward foreign exchange and foreign exchange options contracts	(107)	31
Cross currency swaps	(16)	231
Derivative component of convertible bonds(Note27)	201	—

	53	265